UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 5, 2016

AMERICAN EXPRESS CREDIT CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	1-6908	11-1988350
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)
200 Vesey Street New York, New York		10285
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code: (212) 640-2000

None
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01 Financial Statements and Exhibits.
Exhibits are filed herewith in connection with the issuance by American Express Credit Corporation (the “Company”), on May 5, 2016, of $1,750,000,000 aggregate principal amount of its 2.250% Fixed Rate Medium-Term Senior Notes, Series F, due May 5, 2021, pursuant to the Company’s automatic shelf registration statement on Form S-3 (No. 333-204124) (the “Registration Statement”).
(d) Exhibits.
The following exhibits are incorporated by reference into the Registration Statement as exhibits thereto and are filed as part of this Current Report:
5	Opinion of Counsel of David S. Carroll, Esq.
23	Consent of Counsel (included in Exhibit 5)

SIGNATURE

 Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN EXPRESS CREDIT CORPORATION
(REGISTRANT)

By:	/s/ Carol V. Schwartz
Name: Carol V. Schwartz
Title: Secretary

Date:  May 5, 2016

Exhibit Index

Exhibit	Description
5	Opinion of Counsel of David S. Carroll, Esq.
23	Consent of Counsel (included in Exhibit 5)